SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported)     May 29, 1997
                                                     ------------

                               SSI CAPITAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                000-12893                  14-1623047
----------------------------      -----------              ----------------
(State of other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)          File Number)            Identification No.)


       2901 South Tejon Street, Englewood, Colorado             80110
       --------------------------------------------            --------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code    (303) 783-9499
                                                    ------------------

  Former Address:
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM NO. 8 Change In Fiscal Year. On May 29, 1997, the board of directors of the registrant resolved to change the fiscal year from a November 30 year end to a December 31 year end. The form 10-Q for the quarter ending June 30, 1997 will be the form on which the report covering the transition period will be filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SSI CAPITAL CORP.
                                              ----------------------------------
                                              Registrant


June 6, 1997                                  /s/ Gary H. Schlatter
-------------                                 ----------------------------------
Date                                          Gary H. Schlatter, President